                                                                   EXHIBIT 99.2
                                     [LOGO]

                            UNITED BANKSHARES, INC.

                                 Acquisition of:

                             [LOGO OF SEQUOIABANK]

                                   April 2003

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the "Merger") between Sequoia Bancshares, Inc. ("Sequoia") and United Bankshares, Inc. ("United"), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United's and Sequoia's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects" "anticipates," "intends," "plans," "believes," "seeks," "estimates," "targets," "projects," or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Sequoia and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Sequoia. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Sequoia may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Sequoia may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Sequoia are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United's and Sequoia's markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; and (11) the involvement of the United States and its allies in the war in southwest Asia could have unpredictable negative affects on United's and Sequoia's businesses and the economy. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sequoia's reports that are made available to the public from time to time and United's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC's Internet site (http://www.sec.gov).

United and Sequoia caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Sequoia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Sequoia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Transaction Highlights

     . Further expands United into the rapidly growing markets of Northern Virginia, Washington, DC and Maryland

     . Accretive to GAAP and Cash EPS in the first full year of combined operations

     .   In-market merger with conservative cost save projections

     .   Significant revenue enhancement opportunities

Table of Contents


               - Transaction Summary

               - Strategic Benefits

               - Pro Forma Financial Impact

               - Overview of Sequoia

                               Transaction Summary

Transaction Summary

Transaction:                 United Bankshares, Inc. acquisition of Sequoia
                             Bancshares

Purchase Price:              $39.40 per share /(1)/

Transaction Value:           $109 million

Structure:                   75% Stock / 25% Cash (election merger)

Exchange Ratio:              1.05 plus $10.00

Cash Price:                  $39.40

Tax Status:                  Non-taxable at the corporate level; stock portion
                             deferred at shareholder level

Due Diligence:               Completed

Board Representation:        Two Sequoia directors to be added to the United
                             Bankshares, Inc. holding company board and United
                             Bank Virginia Board; Sequoia President to be Vice
                             Chairman of United Bank-Virginia

(1) Based on $28.00 stock price.

Transaction Summary

Walk-Away:                   Double Trigger:

                                  (1)  Greater than 20% fall in United price
                                       from starting price as of announcement,
                                       and

                                  (2)  Greater than 15% underperformance of
                                       the NASDAQ Bank Index

Required Approvals:                    Sequoia shareholders and customary
                                       regulatory approvals

Timing:                                Fourth Quarter 2003
                                       Consolidation completed prior to year end
                                       2003

Transaction Summary

                                    [GRAPHIC]

                                                       United Bank-VA 30 offices
                                                       Sequoia        12 offices

Transaction Summary

Multiples in line with comparable transactions

                                                              Transaction              Mid-Atlantic Multiples (1)
                                                                                -------------------------------------------
                                                               Multiples            Mean                       Median
---------------------------------------------------------------------------------------------------------------------------
Transaction Price as a Multiple of:                             20.2x

Last Twelve Months EPS as of March 31, 2003                     20.2x               22.5x                       20.5x

Budgeted 2003 Earnings                                          18.8x (2)

Book Value                                                     380.00%

Tangible Book Value                                            380.00%

Notes:

1) Mid-Atlantic region includes DC, DE, MD, NJ, NY, PA, VA, and is based on commercial bank transactions exceeding $15 million in value from 1/1/02 to present.

2) Mercantile Bankshares Corporation's recent announced transaction represented 19.2x F&M Bancorp's I/B/E/S 2003 estimated EPS.

                               Strategic Benefits

Strategic Benefits

     . Unique opportunity to achieve significant cost savings and strong growth

     . Excellent geographic fit; enhances existing position in Northern Virginia, in addition to the high-growth areas of Washington, D.C. metropolitan area and Montgomery County, Maryland

     . $3 billion in assets in Northern Virginia, Maryland, and Washington, D.C. metro area

     . United Bank-VA is the 3/rd/ largest Virginia headquartered commercial bank

     . Shared philosophy of customer-oriented, community focus; strong credit quality

     .    Enhances commercial lending capabilities of Virginia Bank

Strategic Benefits

..    Strengthen positions in the affluent and fast growing markets of Arlington,
     Washington and Montgomery counties

..    Montgomery County is home to approximately 20 major federal and private sector research and development regulatory agencies

..    The Washington Metro area is an attractive market; the presence of the
     Federal Government has attracted a large number of ancillary businesses such as trade associations, lobbying groups, law firms, and other businesses

                                              Median             5-Yr                                 5-Yr
                                             Household        Projected         Per Capita         Projected
                       Branches              Income($)          Growth           Income($)           Growth
                   -----------------------------------------------------------------------------------------------
Virginia
--------

Fairfax, VA               20                 103,160            24.77%            45,138             24.49%
-----------               --                 -------            ------            ------             ------
Arlington, VA              6                  84,415            27.79%            48,653             26.89%
-------------              -                  ------            ------            ------             ------
Loudon, VA                 4                  82,823            17.96%            34,718             20.09%
----------                 -                  ------            ------            ------             ------

Maryland
--------

Montgomery, MD            12                  84,144            16.40%            40,798             18.06%
--------------            --                  ------            ------            ------             ------

Washington, DC             9                  50,627            21.63%            32,752             22.22%
--------------             -                  ------            ------            ------             ------

                           Pro Forma Financial Impact

Pro Forma Financial Impact

                    .    Significant in-market acquisition opportunity

                    . Branch overlap allows for easy expansion of United's expanding bank network, with the core of the Sequoia branches in Maryland

                    .    Provides attractive financial returns:

                             - GAAP and cash earnings accretion
                             - 25% Cost Savings

                    . Capital ratios, reserves and asset quality remain strong

                    .    Transaction assumed to close fourth quarter 2003

                    . Cost savings estimated at $3.4 million pre-tax to be fully phased in by 2004

                    . Revenue enhancements identified through expanded wealth management and mortgage banking opportunities

                    . Core deposit intangible estimated at 2.87% of core deposits amortized on a straight-line basis over 7 years

Pro Forma Financial Impact: Earnings Projections

.. Accretive to GAAP and Cash EPS by the fourth quarter of combined operations for the first full year

                                                                            Projections for
                                                                            Fiscal Year 2004
                                                                            ----------------

                      United Bankshares' Earnings                             $  100,815
                      Sequoia's Earnings                                           7,069
                      Anticipated After-tax Cost Savings                           2,345
                      Anticipated After-tax Opportunity Cost of Cash                (777)
                      Estimated Core Deposit Amortization                           (750)
                                                                              ----------

                      Pro Forma Net Income                                    $  108,702
                      Estimated Intangible Amortization Expense                    1,309
                                                                              ----------

                      Pro Forma Cash Net Income                               $  110,011
                                                                              ==========


                      Pro Forma GAAP EPS                                      $     2.39
                      Pro Forma Cash EPS                                      $     2.42

Pro Forma Financial Impact: GAAP and EPS Accretion

                                                               Projections for
                                                               Fiscal Year 2004
                                                               ----------------


                      Stand Alone GAAP EPS                          $2.37
                      Pro Forma GAAP EPS                            $2.39


                      GAAP Accretion to UBSI ($)                    $0.02
                      GAAP Accretion to UBSI (%)                      1.0%


                      Stand Alone GAAP EPS                          $2.39
                      Pro Forma GAAP EPS                            $2.42


                      Cash Accretion to UBSI ($)                    $0.03
                      Cash Accretion to UBSI (%)                      1.3%

Pro Forma Financial Impact: Cost Saves

       Branch Consolidation (1)                                          $1,012
       Technology and Operations                                            572
       Business Line Consolidation                                        1,036
       Corporate Overhead                                                   730
                                                                         ------
       Pre-tax Cost Savings                                              $3,350
       Taxes                                                              1,005
                                                                         ------
       After-tax Cost Savings                                            $2,345
                                                                         ======
       Savings Percent                                                     25.0%

       (1)  Assumes consolidation of 6 United and Sequoia branches

Pro Forma Financial Impact: Capital Ratios and Asset Quality

                                                  United     Sequoia     Pro Forma
                                                ----------  ----------   ----------
       Tangible Equity/Tangible Assets             7.82%       4.92%       6.29%
       Tier I Ratio                               10.45%       9.10%       9.70%
       Total Capital Ratio                        11.76%      10.50%      11.00%

                                                  United     Sequoia     Pro Forma
                                                ----------  ----------   ----------
       Nonperforming Assets/(Loans + OREO)         0.55%       0.09%       0.51%
       Reserves/Loans                              1.33%       1.16%       1.31%
       Reserves/Nonperforming Assets             241.55%   1303.462%     256.96%
       Net Chargeoffs/Average Loans                0.23%      NM (1)       0.20%

       (1)  Net recoveries of $181 thousand.

Summary Conclusions

     .    This transaction represents United's 26/th/ merger/acquisition

     . In market merger creates strong deposit franchise in Maryland, with leading share in affluent, high-growth markets

     . Significantly enhances commercial lending capabilities of the Virginia Bank.

     . Accretive to GAAP and Cash EPS in the first full year of combined operations

     .    Identified, achievable cost savings

     .    Significant revenue enhancement opportunities

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

          Shareholders of Sequoia and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about United, Sequoia, the merger, the persons soliciting proxies in the merger and their interests in the merger related matters. Investors will be able to obtain all documents filed with the SEC by United free of charge at the SEC's Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101, telephone: (304) 424-8800. Read the proxy statement/prospectus carefully before making a decision concerning the merger.

                         Overview of Sequoia Bancshares

Franchise Summary: Sequoia Bancshares

     .    Sequoia has a strong presence in the high-growth communities it serves

     . Shares United's culture of customer-oriented focus and strong credit quality

     . Montgomery County, the Bank's primary Maryland market area, has evolved into a commercial center

                                    [GRAPHIC]


     . Assets:          $523.8 million
     . Loans:           $324.3 million
     . Deposits:        $405.0 million
     . Equity           $ 25.7 million
     . Income:          $  4.6 million
     . ROE:              20.94%
     . ROA:               1.03%
     . NPAs/
       (Loans + OREO)     0.09%

     . 12 branches

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Franchise Summary: Balance Sheet Composition

              Loan Mix                                  Liability Mix

Real estate construction 8%                       Money market accounts 23%
Commercial 27%                                    Certificates of deposit 37%
Consumer 1%                                       Other 40%
Other 1%
Residential real estate 16%
Commercial real estate 47%

              [GRAPHIC]                                   [GRAPHIC]

      Nonperforming Assets / (Loans + OREO)                           0.09%
      Reserves / Loans                                                1.16%
      Reserves / Nonperforming Assets                              1303.46%

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                                     [LOGO]
                            UNITED BANKSHARES, INC.